UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 20, 2009 (January 20, 2009)

HEALTHCARE REALTY TRUST INCORPORATED

(Exact Name of Registrant as Specified in Charter)

MARYLAND	001-11852	62-1507028

(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)
3310 West End Ave. Suite 700 Nashville, Tennessee 37203

(Address of principal executive offices) (Zip Code)
(615) 269-8175

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
This Current Report on Form 8-K/A (the “Amendment”) amends and supplements the Current Report on Form 8-K filed by Healthcare Realty Trust Incorporated (the “Company”) on December 31, 2008, in which the Company reported the completion of its acquisition of 15 medical office buildings from the Charlotte-Mecklenburg Hospital Authority and certain of its affiliates (collectively, “CHS”), as described more fully below. This Amendment is being filed to include the historical financial statements and pro forma financial information described in Items 8.01 and 9.01 below which are incorporated by reference herein.
Item 8.01. Other Events
On December 29, 2008, HR of Carolinas, LLC, a subsidiary of the Company, acquired a portfolio of 15 medical office buildings from CHS for $162.1 million, including ground lease prepayments of $8.3 million (the “CHS Properties”). The portfolio includes nearly 765,000 square feet of on- and off-campus properties which are located in or around Charlotte, North Carolina and are over 90% occupied. CHS signed approximately 75 leases at closing, representing approximately 71% of the rentable square feet in the portfolio. These CHS leases have staggered lease terms with a weighted average term of approximately 10 years. The weighted average remaining lease term for the non-CHS portion of leased space is five years. CHS is the third largest public health system in the United States and owns, leases and manages approximately 23 hospitals, and operates facilities with approximately 5,000 patient beds.
In November 2008 and January 2009, pursuant to purchase and sale agreements executed in September 2008, the Company acquired the remaining interests in two joint ventures, which own six on-campus buildings in Washington and Oregon, for approximately $18.6 million (the “Unico Properties”). At September 30, 2008, the Company had a $10.8 million net equity investment in the two joint ventures and accounted for its investments under the equity method. With the acquisitions, the Company owns 100% of the membership interest in the joint ventures, including the joint ventures’ outstanding debt of approximately $62.2 million which has a weighted average interest rate of 5.8% and maturities beginning in 2015. In connection with the acquisitions, the Company entered into an agreement to sell one of the six buildings in the first quarter of 2009 for approximately $5.4 million, plus the assumption of debt ($5.5 million at December 31, 2008). The remaining five buildings include approximately 293,000 square feet and are approximately 99% occupied with lease expirations ranging from 2013 through 2028.
In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the Company is providing combined historical statements of revenues and certain direct operating expenses of the properties discussed above, which represents a majority of the real estate properties acquired by the Company during the fiscal year ending December 31, 2008 or probable to be acquired. The audited combined historical statements of revenues and certain direct operating expenses are not necessarily representative of the entire results of the properties for the periods presented as certain expenses as described in the notes thereto have been excluded, and may not be indicative of future operations.
Item 9.01. Financial Statements and Exhibits
(a)	Financial Statements of Businesses Acquired.

(1) Combined Historical Statements of Revenues and Certain Direct Operating Expenses for the CHS Properties. The CHS Properties were acquired from unrelated third parties. The Company is not aware, after reasonable inquiry, of any material factors relating to the operations of the CHS Properties, other than as disclosed herein, that would cause the reported historical financial information not to be necessarily indicative of future operating results. Material factors considered by the Company relating to the operations of the properties in assessing the acquisition of the CHS Properties are described elsewhere in this Current Report of Form 8-K.
(i) Report of Independent Auditors.
(ii) Combined Historical Statements of Revenues and Certain Direct Operating Expenses for the Year Ended December 31, 2007 and the Nine Months Ended September 30, 2008 and 2007 (unaudited).
(iii) Notes to Combined Historical Statements of Revenues and Certain Direct Operating Expenses.
(2) Combined Historical Statements of Revenues and Certain Direct Operating Expenses for the Unico Properties.
(i) Report of Independent Auditors.
(ii) Combined Historical Statements of Revenues and Certain Direct Operating Expenses for the Years Ended December 31, 2007 and 2006 and the Period from April 6, 2005 to December 31, 2005 and for the Nine Months Ended September 30, 2008 and 2007 (unaudited).
(iii) Notes to Combined Historical Statements of Revenues and Certain Direct Operating Expenses.
(b)	Pro Forma Financial Information.
(1) Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company.
(2) Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company as of September 30, 2008.
(3) Unaudited Pro Forma Condensed Consolidated Statement of Income for the Company for the nine months ended September 30, 2008.
(4) Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2007.
(5) Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company.
(d)	Exhibits
99.1 Consent of Independent Registered Public Accounting Firm.
99.2 Consent of Independent Registered Public Accounting Firm.

(a)	Financial Statements of Businesses Acquired.
CHS Properties
Combined Historical Statements of Revenues and Certain Direct Operating Expenses
For the Year ended December 31, 2007 and
the Nine Months ended September 30, 2008 and 2007 (unaudited)

Report of Independent Auditors
Board of Directors and Stockholders
Healthcare Realty Trust Incorporated
Nashville, Tennessee
We have audited the accompanying Combined Historical Statement of Revenues and Certain Direct Operating Expenses for the year ended December 31, 2007 of the 15 medical office buildings (the “Properties”) acquired pursuant to the purchase agreement dated November 4, 2008 between HR of Carolinas, LLC, an affiliate of Healthcare Realty Trust Incorporated, and The Charlotte-Mecklenburg Hospital Authority and certain of its affiliates. This financial statement is the responsibility of The Charlotte-Mecklenburg Hospital Authority management. Our responsibility is to express an opinion on the financial statement based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of The Charlotte-Mecklenburg Hospital Authority’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.
The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the United States Securities and Exchange Commission as described in Note 2 and is not intended to be a complete presentation of the Properties’ revenues and expenses.
In our opinion, the Combined Historical Statement of Revenues and Certain Direct Operating Expenses referred to above presents fairly, in all material respects, the revenues and certain direct operating expenses described in Note 2 to the financial statement for the year ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.
/s/BDO Seidman, LLP
Nashville, Tennessee
January 16, 2009

CHS Properties
Combined Historical Statements of Revenues and Certain Direct Operating Expenses

For the Year ended December 31, 2007 and
the Nine Months ended September 30, 2008 and 2007 (unaudited)

(Dollars in thousands)

		For the	For the
	For the	Nine Months	Nine Months
	Year Ended	Ended	Ended
	Dec. 31, 2007	Sept. 30, 2008	Sept. 30, 2007
		(unaudited)	(unaudited)
Revenues:
Rental income	$8,752	$8,923	$6,061
Other rental revenue	63	44	50

Total revenues	8,815	8,967	6,111

Certain direct operating expenses:
Utilities	980	932	685
General and administrative	1,831	1,524	1,253
Repairs and maintenance	372	302	241

Total certain direct operating expenses	3,183	2,758	2,179

Revenues in excess of certain direct operating expenses	$5,632	$6,209	$3,932

See accompanying notes to combined financial statements.

CHS Properties
Notes to Combined Historical Statements of Revenues and Certain Direct Operating Expenses
(Dollars in thousands)
(1)	Business

The portfolio of 15 medical office buildings (the “Properties”) acquired from The Charlotte-Mecklenburg Hospital Authority (d/b/a Charlotte HealthCare System) and certain of its affiliates (collectively, “CHS”) includes on and off campus properties which are located in or around Charlotte, North Carolina.

(2)	Basis of Presentation

The accompanying Combined Historical Statements of Revenues and Certain Direct Operating Expenses have been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and are not intended to be a complete presentation of the Properties’ revenues and expenses. The financial statements have been prepared on the accrual basis of accounting and require management of the Properties to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

(3)	Unaudited Interim Information

In the opinion of CHS’s management, all adjustments, consisting only of normal and recurring adjustments, necessary for a fair presentation (in accordance with Basis of Presentation as described in Note 2) have been made to the accompanying unaudited amounts for the nine months ended September 30, 2008 and 2007.

Costs such as depreciation, amortization, and professional fees are excluded from the financial statements. Property taxes have also been excluded from the financial statements as CHS has historically been exempt from property taxes on most of these properties in Mecklenburg County, North Carolina. CHS had a contract in place for property management services and these expenses have also been excluded from the financial statements.

(4)	Revenues

The Properties contain medical office space occupied under various lease agreements with tenants. All leases are accounted for as operating leases. Rental income is recognized as earned over the life of the lease agreements on a straight-line basis. Some of the leases include provisions under which the Properties are reimbursed for common area maintenance and other operating costs, real estate taxes, and insurance. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. At December 31, 2007, CHS occupied a majority of the gross rentable area, which was generally leased through inter-agency (“I/A”) occupancy agreements. Rental income reported in the financial statements from these inter-agency occupancy agreements was approximately $6.2 million at December 31, 2007. No cash lease payments were exchanged related to the CHS I/A occupancy agreements, rather, billings were posted to inter-agency accounts with the respective CHS department or division.

Future minimum lease payments due under the non-cancelable operating leases with third party tenants (excluding the CHS occupants who were leasing under inter-agency short term agreements) at December 31, 2007 were as follows (in thousands):

2008	$2,101
2009	1,723
2010	881
2011	591
2012	402
2013 and thereafter	2,655

$8,353

(5)	Certain Direct Operating Expenses

Certain direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Properties. Utilities expense includes electricity, gas, water, and telephone expense. General and administrative expense includes housekeeping, security, landscaping, insurance, supplies, leasing fees, and other general costs associated with operating the properties. Repairs and maintenance expenses are charged to operations as incurred.

Unico Properties
Combined Historical Statements of Revenues and Certain Direct Operating Expenses
For the Years ended December 31, 2007 and 2006 and the Period from April 6, 2005 to December 31, 2005 and the Nine Months ended September 30, 2008 and
2007(unaudited)

Report of Independent Auditors
Board of Directors and Stockholders
Healthcare Realty Trust Incorporated
Nashville, Tennessee
We have audited the accompanying Combined Historical Statements of Revenues and Certain Direct Operating Expenses for the years ended December 31, 2007 and 2006 and the period from April 6, 2005 to December 31, 2005 of the six medical office buildings (the “Properties”) acquired through the purchase of the controlling limited liability company membership interests in Unico HRT 2005 MOB Venture LLC and Unico HRT 2006 MOB Venture LLC by HR Acquisition I Corporation (“HR”), an affiliate of Healthcare Realty Trust Incorporated, from Unico 2005 MOB Sponsor LLC and Unico 2006 MOB Sponsor LLC (collectively “Unico”) pursuant to Purchase and Sale Agreements between HR and Unico, dated September 12, 2008. These financial statements are the responsibility of Unico’s management. Our responsibility is to express an opinion on the financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Unico’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
The accompanying financial statements were prepared for the purpose of complying with the rules and regulations of the United States Securities and Exchange Commission as described in Note 2 and are not intended to be a complete presentation of the Properties’ revenues and expenses.
In our opinion, the Combined Historical Statements of Revenues and Certain Direct Operating Expenses referred to above present fairly, in all material respects, the revenues and certain direct operating expenses described in Note 2 to the financial statements for the years ended December 31, 2007 and 2006 and the period from April 6, 2005 to December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.
/s/BDO Seidman, LLP
Nashville, Tennessee
January 14, 2009

Unico Properties
Combined Historical Statements of Revenues and Certain Direct Operating Expenses
For the Years Ended December 31, 2007 and 2006
and the Period from April 6, 2005 to December 31, 2005
(Dollars in thousands)

	For the	For the	Period From
	Year Ended	Year Ended	Apr. 6, 2005 to
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005
Revenues:
Rental income	$7,066	$6,100	$3,095
Other rental revenue	1,285	1,131	478

Total revenues	8,351	7,231	3,573

Certain Direct operating expenses:
Property taxes	368	390	201
Utilities	424	368	178
General and administrative expenses	880	646	330
Repairs and maintenance	286	246	74

Total certain direct operating expenses	1,958	1,650	783

Revenues in excess of certain direct operating expenses	$6,393	$5,581	$2,790

See accompanying notes to combined financial statements.

Unico Properties
Combined Historical Statements of Revenues and Certain Direct Operating Expenses
For the Nine Months Ended September 30, 2008 and 2007 (unaudited)
(Dollars in thousands)

	For the	For the
	Nine Months	Nine Months
	Ended	Ended
	Sept. 30, 2008	Sept. 30, 2007
	(unaudited)	(unaudited)
Revenues:
Rental income	$5,994	$5,086
Other rental revenue	1,299	938

Total revenues	7,293	6,024

Certain direct operating expenses:
Property taxes	366	291
Utilities	352	299
General and administrative expenses	639	588
Repairs and maintenance	233	191

Total certain direct operating expenses	1,590	1,369

Revenues in excess of certain direct operating expenses	$5,703	$4,655

See accompanying notes to combined financial statements.

Unico Properties
Notes to Combined Historical Statements of Revenues and Certain Direct Operating Expenses
(Dollars in thousands)
(1)	Business

The six on-campus medical office buildings and related debt (the “Properties”) acquired through the purchase of the membership interest of Unico 2005 MOB Sponsor LLC and Unico 2006 MOB Sponsor LLC (collectively “Unico”) are located in Washington and Oregon. In connection with the acquisitions, the Company entered into an agreement to sell one of the six buildings in the first quarter of 2009 for approximately $5.4 million, plus the assumption of debt (approximately $5.5 million at December 31, 2008). The remaining five buildings were 100% occupied with lease terms ranging from 2013 through 2028 as of December 31, 2007. These financial statements include revenues and certain direct operating expenses of all six properties.

(2)	Basis of Presentation

The accompanying Combined Historical Statements of Revenues and Certain Direct Operating Expenses have been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and are not intended to be a complete presentation of the Properties’ revenues and expenses. The financial statements have been prepared on the accrual basis of accounting and require management to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

(3)	Unaudited Interim Information

In the opinion of Unico’s management, all adjustments, consisting only of normal and recurring adjustments, necessary for a fair presentation (in accordance with Basis of Presentation as described in Note 2) have been made to the accompanying unaudited amounts for the nine months ended September 30, 2008 and 2007.

(4)	Revenues

The Properties contain medical office space occupied under various lease agreements with tenants. All leases are accounted for as operating leases. Rental income is recognized as earned over the life of the lease agreements on a straight-line basis. Some of the leases include provisions under which the Properties are reimbursed for common area maintenance and other operating costs, real estate taxes, and insurance. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates.

Future minimum lease payments due under the non-cancelable operating leases at December 31, 2007 are shown in the table below (in thousands). The table excludes future minimum lease payments related to the one building that the Company expects to sell in the first quarter of 2009.

2008	$6,168
2009	6,315
2010	6,472
2011	6,627
2012	6,815
2013 and thereafter	44,138

$76,535

(5)	Certain Direct Operating Expenses

Certain direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Properties. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, and professional fees are excluded from the financial statements.

(6)	Operating Leases

As of December 31, 2007, the Properties had long term obligations under operating agreements consisting of ground leases related to three real estate investments with expiration dates through 2101. Rental expense relating to the operating leases for the years ended December 31, 2007 and 2006 and the period ended December 31, 2005 was $149,000, $139,000, and $36,000, respectively. Future minimum lease payments for operating leases as of December 31, 2007 are as follows (in thousands):

2008	$153
2009	153
2010	153
2011	153
2012	153
2013 and thereafter	8,406

$9,171

(7)	Related Party Transactions

The Properties were owned by joint ventures between the Company and Unico. During the years ended December 31, 2007 and 2006 and the period ended December 31, 2005, the Properties paid $119,000, $67,000 and $17,000, respectively, to Unico for accounting fees and leasing commissions.

(b)	Pro Forma Financial Information.

The Unaudited Pro Forma Condensed Consolidated Financial Statements (including notes thereto) are qualified in their entirety by reference to and should be read in conjunction with the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2008, the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, and the financial statements included in Item 9.01(a) of this Current Report on Form 8-K.

The accompanying Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2008, reflects the financial position of the Company as if the transactions described in the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements had been completed on September 30, 2008. In connection with the Unico acquisitions, the Company entered into a contract to sell one building, held by Unico HRT 2005 MOB Venture LLC, in the first quarter of 2009. As a result, the building is classified as held for sale on the Pro Forma Condensed Consolidated Balance Sheet.

The accompanying Unaudited Pro Forma Condensed Consolidated Statements of Income for the nine months ended September 30, 2008 and the twelve months ended December 31, 2007, present the results of operations of the Company as if the transactions described in the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements had been completed on January 1, 2007. However, the one building the Company contracted to sell in connection with the Unico transaction is excluded.

These accompanying Unaudited Pro Forma Condensed Consolidated Financial Statements are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisitions reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future. In addition, the Unaudited Pro Forma Condensed Consolidated Financial Statements include pro forma allocations of the purchase price of the properties discussed in the accompanying notes based upon preliminary estimates of the fair value of the assets acquired and liabilities assumed in connection with the acquisitions and are subject to change.

Healthcare Realty Trust Incorporated
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of September 30, 2008
(Dollars in thousands)

		Pro Forma
	Historical	Adjustments	Pro Forma
	(2)	(1)
ASSETS
Real estate properties:
Land	$101,758	$2,200	$103,958
Buildings, improvements and lease intangibles	1,530,576	224,547	1,755,123
Personal property	16,677	—	16,677
Construction in progress	100,888	—	100,888

	1,749,899	226,747	1,976,646
Less accumulated depreciation	(358,496)	—	(358,496)

Total real estate properties, net	1,391,403	226,747	1,618,150

Cash and cash equivalents	5,156	—	5,156

Mortgage notes receivable	40,112	—	40,112

Assets held for sale and discontinued operations, net	65,792	10,687	76,479

Other assets, net	76,066	1,507	77,573

Total assets	$1,578,529	$238,941	$1,817,470

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Notes and bonds payable	$658,295	$228,042	$886,337

Accounts payable and accrued liabilities	50,877	283	51,160

Liabilities of discontinued operations	25,277	5,465	30,742

Other liabilities	44,745	5,151	49,896

Total liabilities	779,194	238,941	1,018,135

Commitments and contingencies

Stockholders’ equity:
Preferred stock	—	—	—

Common stock	588	—	588

Additional paid-in capital	1,485,846	—	1,485,846

Accumulated other comprehensive loss	(4,346)	—	(4,346)

Cumulative net income	721,275	—	721,275

Cumulative dividends	(1,404,028)	—	(1,404,028)

Total stockholders’ equity	799,335	—	799,335

Total liabilities and stockholders’ equity	$1,578,529	$238,941	$1,817,470

Healthcare Realty Trust Incorporated
Unaudited Pro Forma Condensed Consolidated Statement of Income
For The Nine Months Ended September 30, 2008
(Dollars in thousands, except per share data)

		Acquisition
	Company	Properties	Pro Forma Adjustments		Company
	Historical	Historical	Acquisitions	Financing	Pro Forma
	(2)	(1) (3)	(1) (4)	(6)
REVENUES
Master lease rent	$43,669	$973	$183	$—	$44,825
Property operating	101,767	13,477	4,410	—	119,654
Straight-line rent	(87)	585	1,054	—	1,552
Mortgage interest	1,647	—	—	—	1,647
Other operating	12,846	90	81	—	13,017

	159,842	15,125	5,728	—	180,695

EXPENSES
General and administrative	17,926	58	180	—	18,164
Property operating	60,220	4,598	2,254	—	67,072
Impairment	1,600	—	—	—	1,600
Bad debt, net of recoveries	355	—	—	—	355
Depreciation	35,733	3,308	2,117	—	41,158
Amortization	1,919	239	1,280	—	3,438

	117,753	8,203	5,831	—	131,787

OTHER INCOME (EXPENSE)
Gain on extinguishment of debt	2,024	—	—	—	2,024
Interest expense	(32,379)	(2,466)	(687)	(5,121)	(40,653)
Interest and other income, net	807	12	(12)	—	807

	(29,548)	(2,454)	(699)	(5,121)	(37,822)

INCOME FROM CONTINUING OPERATIONS	$12,541	$4,468	$(802)	$(5,121)	$11,086

INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE — BASIC	$0.25				$0.22

INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE — DILUTED	$0.25				$0.22

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING — BASIC	49,438,796				49,438,796

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING — DILUTED	50,481,469				50,481,469

Healthcare Realty Trust Incorporated
Unaudited Pro Forma Condensed Consolidated Statement of Income
For The Twelve Months Ended December 31, 2007
(Dollars in thousands, except per share data)

		Acquisition
	Company	Properties	Pro Forma Adjustments		Company
	Historical	Historical	Acquisitions	Financing	Pro Forma
	(2)	(1) (3)	(1) (5)	(6)
REVENUES
Master lease rent	$61,799	$1,200	$299	$—	$63,298
Property operating	129,181	13,680	9,933	—	152,794
Straight-line rent	1,044	664	1,569	—	3,277
Mortgage interest	1,752	—	—	—	1,752
Other operating	17,354	115	309	—	17,778

	211,130	15,659	12,110	—	238,899

EXPENSES
General and administrative	20,619	5	240	—	20,864
Property operating	74,696	5,215	3,491	—	83,402
Bad debt, net of recoveries	229	—	—	—	229
Depreciation	45,427	4,146	3,086	—	52,659
Amortization	4,567	388	1,643	—	6,598

	145,538	9,754	8,460	—	163,752

OTHER INCOME (EXPENSE)
Interest expense	(50,378)	(2,739)	(1,178)	(11,175)	(65,470)
Interest and other income, net	1,463	56	(56)	—	1,463

	(48,915)	(2,683)	(1,234)	(11,175)	(64,007)

INCOME FROM CONTINUING OPERATIONS	$16,677	$3,222	$2,416	$(11,175)	$11,140

INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE — BASIC	$0.35				$0.23

INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE — DILUTED	$0.35				$0.23

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING — BASIC	47,536,133				47,536,133

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING — DILUTED	48,291,330				48,291,330

Healthcare Realty Trust Incorporated
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
(Dollars in thousands)
1)	The Unaudited Pro Forma Condensed Consolidated Balance Sheet adjustments represent the impact of the Company’s acquisitions or pending acquisitions of real estate properties and related debt from The Charlotte-Mecklenburg Hospital Authority and certain of its affiliates (collectively “CHS”) and the acquisition of the remaining interests in Unico HRT 2005 MOB Venture LLC and Unico HRT 2006 MOB Venture LLC (collectively “Unico”), and assume the transactions had been completed on September 30, 2008. In connection with the Unico acquisitions, the Company entered into a contract to sell one building, held by Unico HRT 2005 MOB Venture LLC, in the first quarter of 2009. As a result, the building is classified as held for sale on the Pro Forma Condensed Consolidated Balance Sheet. Also, in accordance with Statement of Financial Accounting Standards No. 141, “Business Combinations,” (“SFAS No. 141”) the Company estimated and allocated the value of its investment in the real estate properties to land, building, and lease intangibles. Further, the Company estimated the fair value of the debt assumed and adjusted the carrying value of the debt to its fair value, resulting in a weighted average effective interest rate on the debt of approximately 7.0%.

The Unaudited Pro Forma Condensed Consolidated Statement of Income adjustments for the nine months ended September 30, 2008 and the year ended December 31, 2007 assume that the CHS and Unico acquisitions had been completed on January 1, 2007. In connection with the Unico acquisitions, the Company entered into a contract to sell one building, held by Unico HRT 2005 MOB Venture LLC, in the first quarter of 2009. As a result, the building is excluded from the pro forma results.

The Company’s estimates and valuations included in these Unaudited Pro Forma Condensed Financial Statements are based on estimates and assumptions as of the date of this report.

		Number
Date of		of	Real Estate
Acquisition	Location	Buildings	Investment
12/29/08	North Carolina and South Carolina (CHS)	15	$162.1	million (1)
11/26/08	Washington (Unico)	5	$73.5	million (2)
1/16/09	Oregon (Unico)	1	$19.0	million (3)

	Totals	21	$254.6	million

1)	Includes $8.3 million of prepaid ground leases signed at closing, having 75-year lease terms with two 10-year renewal options.

2)	Includes debt of approximately $49.4 million, with a weighted average contractual interest rate of approximately 5.8%, secured by the properties, and $9.7 million previously invested by the Company in the joint venture. The Company has entered into a contract to sell one building in the first quarter of 2009 for approximately $5.4 million, plus the assumption of debt (approximately $5.5 million at December 31, 2008).

3)	Includes debt of approximately $12.8 million, with a contractual interest rate of 5.9%, secured by the property, and $1.6 million previously invested by the Company in the joint venture.
2)	Represents the historical consolidated financial statements of the Company, except that the Unaudited Pro Forma Condensed Consolidated Statement of Income includes only the results of operations from continuing operations of the Company for each period presented. In accordance with Article 11 of Regulation S-X of the Securities and Exchange Commission, revenues and expenses related to property operations classified as discontinued operations have been excluded.

3)	Represents the historical consolidated results of operations of CHS and Unico for the each period presented.

4)	The Company made certain pro forma adjustments related to the historical revenues and expenses of CHS and Unico for the nine months ended September 30, 2008 in order to derive consolidated pro forma results of operations from continuing operations for the Company for the nine months ended September 30, 2008. These pro forma adjustments include, but are not limited, to the following:
•	Amortization of certain above- and below-market lease intangibles recorded as part of the acquisitions in accordance with SFAS No. 141 of approximately $0.2 million included as an adjustment to master lease rent and $0.1 million as an adjustment to property operating expenses;

•	Additional rental income included in property operating income related to the CHS acquisition for leases executed at closing with CHS or other tenants for newly occupied space totaling approximately $2.2 million;

•	Operating expense reimbursement adjustments related to additional expenses estimated in the pro forma, such as property taxes, franchise taxes, and insurance totaling approximately $2.2 million;

•	Straight-line rent adjustments for new tenant leases executed at closing related to the CHS acquisition;

•	Additional expenses including property and franchise taxes of approximately $1.6 million, insurance of approximately $0.1 million and ground lease expense of approximately $0.1 million related to leases executed at closing;

•	Adjustments to property operating expenses of approximately $0.6 million to recognize nine months of operating expenses on certain CHS properties that were under construction or commenced operations during the period;

•	Depreciation and amortization expense based on the Company’s allocation of the purchase price to land, building, and lease intangibles as required by SFAS No. 141. Depreciation and amortization are calculated on a straight-line basis using the estimated remaining life of the assets. The estimated remaining lives for the buildings acquired ranged from 20 years to 39 years. A 75-year life was estimated on the ground leases entered into at closing and a range of 11 months to 180 months was estimated for the other lease intangibles acquired. These estimates, allocations and valuations are subject to change; therefore, the actual depreciation and amortization expense recognized by the Company may not agree with the estimates included in these pro forma financial statements; and

•	Amortization of the debt discount included in interest expense related to notes payable assumed in the Unico transaction. In accordance with SFAS No. 141, the Company estimated the fair value of the notes payable at the date of acquisition, resulting in a discount the Company will amortize through the notes payable maturities.
5)	The Company made certain pro forma adjustments related to the historical revenues and expenses of CHS and Unico for the twelve months ended December 31, 2007 in order to derive consolidated pro forma results of operations from continuing operations for the Company for the twelve months ended December 31, 2007. These pro forma adjustments include, but are not limited, to the following:
•	Amortization of certain above- and below-market lease intangibles recorded as part of the acquisitions in accordance with SFAS No. 141 of approximately $0.3 million included as an adjustment to master lease rent and $0.1 million as an adjustment to property operating expenses;

•	Additional rental income included in property operating income related to the CHS acquisition for leases executed at closing with CHS or other tenants for newly occupied space totaling approximately $5.9 million;

•	Adjustments to property operating income of approximately $0.9 million to recognize twelve months of income on one Unico building that commenced operations during the period;

•	Operating expense reimbursement adjustments related to additional expenses estimated in the pro forma, such as property taxes, franchise taxes, and insurance totaling approximately $3.1 million;

•	Straight-line rent adjustments for new tenant leases executed at closing related to the CHS acquisition;

•	Additional expenses including property and franchise taxes of approximately $1.8 million, insurance of approximately $0.1 million and ground lease expense of approximately $0.1 million related to ground leases executed at closing;

•	Adjustments to property operating expenses of approximately $1.5 million to recognize twelve months of operating expenses on certain CHS properties that were under construction or commenced operations during the period;

•	Depreciation and amortization expense based on the Company’s allocation of the purchase price to land, building, and lease intangibles as required by SFAS No. 141. Depreciation and amortization are calculated on a straight-line basis using the estimated remaining life of the assets. The estimated remaining lives for the buildings acquired ranged from 20 years to 39 years. A 75-year life was estimated on the ground leases entered into at closing and a range of 11 months to 180 months was estimated for the other lease intangibles acquired. These estimates, allocations and valuations are subject to change; therefore, the actual depreciation and amortization expense recognized by the Company may not agree with the estimates included in these pro forma financial statements; and

•	Amortization of the debt discount included in interest expense related to notes payable assumed in the Unico transaction. In accordance with SFAS No. 141, the Company estimated the fair value of the notes payable at the date of acquisition, resulting in a discount the Company will amortize through the notes payable maturities.
6)	The Company assumed that the CHS and Unico acquisitions were completed on January 1, 2007 and were funded with proceeds from its unsecured credit facility, resulting in an increase in the outstanding balance on the unsecured credit facility of approximately $181.0 million. Also, the Company assumed an average interest rate of 3.77% and 6.17%, respectively, on its unsecured credit facility for the nine months ended September 30, 2008 and the twelve months ended December 31, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE REALTY TRUST INCORPORATED
By	/s/ Scott W. Holmes
Scott W. Holmes
Executive Vice President and Chief Financial Officer

Date: January 20, 2009

EXHIBIT INDEX

Exhibit	Description

99.1	Consent of Independent Registered Public Accounting Firm.

99.2	Consent of Independent Registered Public Accounting Firm.